UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 23, 2005


                        Brainstorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

            Washington                           333-61610                          912061053
   (State or other jurisdiction                 (Commission                      (IRS Employer
        of incorporation)                       File Number)                    Identification No.)
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                           1350 Avenue of the Americas
                               New York, NY 10019
               (Address of principal executive offices) (Zip Code)


    Registrant's telephone number, including area code       212-557-9000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o     Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

o     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement

Effective February 23, 2005, in connection with a fourth, and final, closing of a private placement, we entered into an identical Subscription Agreement and Stock Purchase Agreement with 25 individuals pursuant to which such individuals purchased, in the aggregate, 953,401 Units for a purchase price per Unit of $.75, or $715,051 in the aggregate. Each Unit consists of (i) one share of our common stock, (ii) a warrant to purchase one share of our common stock at an exercise price of $1.50 per share, which warrant is exercisable for a one-year period from the date of issuance, and (iii) a warrant to purchase one share of our common stock at an exercise price of $2.50 per share, which warrant is exercisable for a three-year period from the date of issuance. The shares of common stock and warrants that comprise the Units have "piggy back" registration rights, subject to underwriter discretion, to be included by the Company in a registration statement filed with the Securities and Exchange Commission.

Item 3.02. Unregistered Sales of Equity Securities

Effective February 23, 2005 we had a fourth, and final, closing on a private placement and received subscriptions of $715,051 in the aggregate from 25 individuals pursuant to which such individuals purchased, in the aggregate, 953,401 Units for a purchase price per Unit of $.75. Each Unit consists of (i) one share of our common stock, (ii) a warrant to purchase one share of our common stock at an exercise price of $1.50 per share, which warrant is exercisable for a one-year period from the date of issuance, and (iii) a warrant to purchase one share of our common stock at an exercise price of $2.50 per share, which warrant is exercisable for a three-year period from the date of issuance.

The shares of common stock and warrants that comprise the Units have "piggy back" registration rights, subject to underwriter discretion, to be included by the Company in a registration statement filed with the Securities and Exchange
Commission.

None of these transactions involved any underwriters, underwriting discounts or commissions and we believe that such transactions were exempt from the registration requirements of the Securities Act of 1933 by virtue of Regulation
D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits.

            4.03 Form of Warrant to purchase common stock for $1.50 per share*
            4.04 Form of Warrant to purchase common stock for $2.50 per share*
            10.03 Form of October 2004 Stock Purchase Agreement *
            10.04 Form of October 2004 Subscription Agreement *
            99.1 Press Release dated March 1, 2005

      *     Filed with the Company's Current Report on Form 8-K dated October
            22, 2004
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2005



BRAINSTORM CELL THERAPEUTICS INC.


/s/ Yaffa Beck
------------------------------
Name: Yaffa Beck
Title: President & CEO
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                                  EXHIBIT INDEX

Exhibit
Number     Description
---------  -----------


4.03       Form of Warrant to purchase common stock for $1.50 per share*

4.04       Form of Warrant to purchase common stock for $2.50 per share*

10.03      Form of October 2004 Stock Purchase Agreement *

10.04      Form of October 2004 Subscription Agreement *

99.1       Press Release dated March 1, 2005

*     Filed with the Company's Current Report on Form 8-K dated October 22, 2004